CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of his knowledge, that:

1. The Form N-CSR of BARON SELECT FUNDS (the “Issuer”) and its separate series for the period ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By:	/S/ RONALD BARON	Date: August 22, 2008
Ronald Baron Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of her knowledge, that:

1. The Form N-CSR of BARON SELECT FUNDS (the “Issuer”) and its separate series for the period ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By:	/S/ PEGGY WONG	Date: August 22, 2008
Peggy Wong Treasurer and Chief Financial Officer